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Exhibit 21.1
LANVISION SYSTEMS, INC.

SUBSIDIARIES OF THE REGISTRANT

                                      Jurisdiction of
       Name                            Incorporation                % Owned
       ----                            -------------                -------
LanVision, Inc.                            Ohio                       100%